COMMONWEALTH
CASH RESERVE FUND








                                                    ANNUAL REPORT
                                                    March 31, 2000





                                  Commonwealth Cash Reserve Fund, Inc.
                                  P.O. Box 1192
                                  Richmond, Virginia  23209-1192
                                  (800) 338-3383















                    Report of Independent Auditors


To the Shareholders and the Board of Directors of the Commonwealth Cash Reserve Fund, Inc.

We have audited the accompanying statement of net assets of the Commonwealth Cash Reserve Fund, Inc. ("the "Fund") as of March 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years through March 31, 1998 were audited by other auditors whose report dated April 24, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2000, the results of operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.





/s/ Ernst & Young LLP

    Ernst & Young LLP


April 28, 2000










                    Message to our Shareholders


We are pleased to present the annual report for the Commonwealth Cash Reserve Fund for the period ended March 31, 2000.

Another year of strong economic growth instilled the fear of inflation in bond investors and pushed interest rates sharply higher over the last twelve months. The result was a significant run-up in interest rates across the entire yield curve although longer-term rates had rallied over the last few months due to diminished issuance and buy-backs by the U.S. Treasury creating an inverted yield curve. One-year Treasury Bill rates rose by more than 1.53% from 4.71% in April to 6.24% by March 31, and rates for intermediate maturities rose similarly.

The rise in interest rates over the last twelve months reflected the fact that the pace of economic growth actually quickened through the year. Gross domestic product grew by 5.0% year over year, non-farm employment by 2.9 million jobs and retail salesby more than 10.5%. These results were remarkable for an economy in its 10th year of expansion and exceeded the expectations of most economists. Indeed, it was precisely for this reason that interest rates rose.

While sharply higher rates also present challenges for any portfolio manager, the temptation to extend investment maturities to capture higher earnings can subject a portfolio to principal risks in interest rates continue to rise. We are pleased to report that in the last year, as in every year since inception, the Commonwealth Cash Reserve Fund portfloi fared well offering participants an attractive return and stable net asset value.

We begin the new fiscal year with the economy still steaming and the Fed seemingly poised to raise short-term rates further. As of this writing, short and intermediate term interest rates are at the highest levels in five years. We continue to focus both on credit quality and the maintenance of a short average maturity. As we have done over the last fiscal year, we will extend the portfolios modestly to gain additional income where market conditions are appropriate.

As we enter the new fiscal year, we are prepared for possible Federal Reserve interest rate hikes and will continue to produce safe, high yielding investments for the Commonwealth Cash Reserve Fund's participants.

















                  Commonwealth Cash Reserve Fund, Inc.

                       Statement of Net Assets
                           March 31, 2000


                                					Face
                                					Amount			         Maturity		  Value
                                     (000)		   Rate		  Date		     	(000)


BANKER'S ACCEPTANCES (10.8%)

Chase Manhattan Bank                 $1,070    5.92%		 4/12/00 		$  1,068
Rabobank (NY)    	                    3,000	   5.89%		 4/12/00		    2,995
Rabobank (NY)                         4,000	   6.04%		 4/19/00	   	 3,988
Fleet National Bank                   4,000	   6.02%		 4/02/00 		   3,987
Bank of Boston                        1,139	   5.97%		 5/04/00 		   1,133
Bank of Boston 				                   1,500	   6.03%		 5/25/00 	 	  1,487

TOTAL BANKER'S ACCEPTANCES (Cost $14,658)                          14,658


CERTIFICATES OF DEPOSIT (35.9%)

Dresdner Bank, AG (NY)                6,000    5.93%   4/10/00      6,000
Deutsche Bank (NY)                    2,000    5.89%   4/14/00      2,000
Barclays Bank (NY)                    7,000    6.03%   4/19/00      2,000
Bank of America Corporation           7,000    6.00%   4/24/00      7,000
CIBC (NY)                             4,000    5.99%   5/10/00      4,000
Deutsche Bank (NY)                    2,800    6.00%   5/16/00      2,800
Rabobank (NY)                         2,000    5.71%   6/30/00      2,000
Union Bank of Switzerland             2,000    5.75%   7/10/00      2,000
Societe Generale                      4,000    6.72%   1/18/01      3,995
Deutsche Bank (NY)                    3,000    6.55%   1/22/01      3,000
Toronto Dominion (NY)                 3,000    6.74%   2/07/00      2,999
Dresdner Bank, AG (NY)                1,000    6.70%   3/01/01        999
Bayerische Landesbank                 5,000    6.69%   3/07/01      4,996

TOTAL CERTIFICATES OF DEPOSIT	(Cost $48,789)                       48,789


COMMERCIAL PAPER (35.2%)

Merrill Lynch & Company, Inc.         5,000   5.88%    4/04/00      4,998
General Motors Acceptance Corp.       8,000   5.88%    4/06/00      7,994
General Electric Capital Corp.        2,000	  5.89%		  4/07/00		    1,998
Merrill Lynch & Company, Inc.         3,000   5.90%    4/10/00      2,996
Salomon Smith Barney Holdings, Inc.   5,000   5.88%    4/10/00      4,993
Salomon Smith Barney Holdings, Inc.   1,470   6.03%    4/10/00      1,468
Morgan Stanley Dean Witter & Co.      2,000   5.94%    4/19/00      1,994
General Electric Capital Corp.        2,800   5.97%    5/03/00      2,785
Goldman Sachs Corporation             2,000   6.00%    5/03/00      1,989
Bear Stearns Co., Inc.                6,000   6.01%    5/08/00      5,963
Goldman Sachs Corporation             5,690   5.98%    5/08/00      5,655
General Electric Capital Corp.        2,000   6.11%		  5/15/00	     1,985
Prudential Funding Corporation        3,000   6.15%    6/01/00      2,969

TOTAL COMMERCIAL PAPER (Cost $47,787)                              47,787


CORPORATE NOTE (4.4%)

Citifinancial Corp Notes              2,000   6.56%    4/15/00      1,999
General Electric Capital Corp.        3,000	  6.02%		  4/28/00  		  3,000
Associates Corp., NA                  1,000   6.63%    1/15/00        994

TOTAL CORPORATE NOTE (Cost $5,993)                                  5,993


U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (13.3%)

Federal National Mortgage
 Association Debentures               1,000   5.84%    4/10/00      1,001
Federal Home Loan Mortgage
 Corporation Discount Notes           6,060	  6.05%		  4/03/00  	   6,058
Federal Home Loan Mortgage
 Corporation Discount Notes           5,000	  5.98% 	  4/18/00		    4,986
Federal National Mortgage
 Association Discount Notes	          1,000	  5.53%	  	6/01/00		      991
Federal Home Loan Mortgage
 Corporation Discount Notes	          2,000   5.41%	  	6/02/00 	    1,982
Federal Home Loan Mortgage
 Corporation Discount Notes	          2,000	  5.47%		  6/02/00		    1,982
Federal Home Loan Mortgage
 Corporation Discount Notes	          1,000	  5.50%		  7/01/00		      985

TOTAL U.S. GOVERNMENT AND
 AGENCY OBLIGATIONS	(Cost $17,985)                                 17,985

TOTAL INVESTMENTS (99.6%) (Cost $135,212)	         	             $135,212


OTHER ASSETS AND LIABILITIES (0.4%)                                   496


NET ASSETS (100%)

Applicable to 135,708,363 outstanding shares of beneficial
interest(500,000,000 shares authorized - no par value)		        $135,708


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE		 								                                         $1.00

AT MARCH 31, 2000, NET ASSETS CONSISTED OF:

                                           									Amount		        Per
                                                    (000)			        Share

Paid in Capital							                             $135,708		       $1.00
Undistributed Net Investment Income					                  -	            -
Accumulated Net Realized Gain					                        -		           -
Unrealized Appreciation (Depreciation) of
 Investments							                                       -        	    -
NET ASSETS								                                 $135,708		       $1.00




The accompanying notes are an integral part of these financial statements.







                         Statement of Operations
                        Year Ended March 31, 2000

                                                                (000)
INVESTMENT INCOME
	Interest					                                           					$7,829

EXPENSES
	Management Fees									                                        242
	Custodian 										                                             27
	Distribution Fees									                                       31
	Legal											                                                 21
	Audit											                                                 13
	Directors Fees and Expenses							                                9
	Insurance, Registration Fees and Other					                      12
	Expenses waived by Investment Advisor and Distributor			       (141)

Total Expenses								                                           214

Net Investment Income							                                   7,615

Net Increase in Net Assets
 Resulting From Operations						                              $7,615




                   Statements of Changes in Net Assets

                                                   Year Ended March 31,
                                                    2000		      		1999
                                                    (000)				     (000)

INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS
  Net Investment Income					                    $  7,615      $  6,999

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income			                   		   (7,615)		   	 (6,999)

CAPITAL SHARE TRANSACTIONS
 (at $1.00 per share)
  Issued						                                  	403,237 		    373,085
  Redeemed			                           			     (388,875)	    (386,712)
Distributions Reinvested			                     	  7,615 		      6,999

Net Increase (Decrease)from Capital
 Share Transactions					                          21,977 		     (6,628)

     Total Increase (Decrease) in Net Assets	     21,977			     (6,628)

NET ASSETS
  Beginning of Year					                         113,731		    	120,359
  End of Year					                              $135,708	     $113,731


The accompanying notes are an integral part of these financial statements.



                          Financial Highlights



                                         Year Ended March 31,

For a Share Outstanding
Throughout Each Period	         2000     1999	    1998	    1997		   1996

NET ASSET VALUE,
BEGINNING OF YEAR		            $1.00    $1.00	   $1.00		  $1.00	  	$1.00

INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income	        0.053	   0.053	   0.055	   0.053	   0.058

TOTAL FROM INVESTMENT
 OPERATIONS			                 0.053	   0.053	   0.055	   0.053	   0.058

LESS: DISTRIBUTIONS
 Net Investment Income	       (0.053) 	(0.053)	 (0.055)	 (0.053) 	(0.058)

TOTAL DISTRIBUTIONS	          (0.053)  (0.053)	 (0.055)	 (0.053) 	(0.058)

NET ASSET VALUE,
 END OF YEAR		                $1.000	  $1.000	  $1.000	  $1.000  	$1.000

Total Return		                 5.43%	   5.40%	   5.68%	   5.43%	   5.90%

Ratios/Supplemental Data
Net Assets,
End of Period (000)	        $135,708 $113,731 $120,359	$116,183 $102,614

Ratio of Expenses to
 Average Net Assets* 	         0.15%	   0.15%	   0.15%	   0.15%	   0.15%
Ratio of Net Investment
 Income to Average Net
 Assets*			                    5.34%	   5.28%	   5.54%	   5.31%	   5.78%



*Certain fees were voluntarily waived for the fiscal years ended March 31, 2000, 1999, 1998, 1997, and 1996. If these fees had not been waived, the ratio of expenses to average net assets would have been .25%, .25%, .25%, .28%, and .29% respectively for the fiscal years ended March 31, 2000, 1999, 1998, 1997, and 1996. The ratio of net investment income to average net assets would have been 5.24%, 5.18%, 5.44%, 5.18%, and 5.64% for the fiscal years ended March 31, 2000, 1999, 1998, 1997, and 1996, respectively.



The accompanying notes are an integral part of these financial statements.


                        Notes to Financial Statements


ORGANIZATION


A.	The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986.
   The Fund provides comprehensive investment management to counties, cities, towns, political subdivisions, public bodies and institutions, such as universities, hospitals and not-for-profit organizations. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

B.	The following significant accounting policies of the Fund are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The significant accounting policies are as follows:

1. Securities held are stated at amortized cost, which approximates fair value at March 31, 2000. It is the Fund's policy to compare amortized cost and fair value of securities weekly and as of the last business day of each month.

2. Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

3. Dividends from net investment income are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last day of each month.

4. The Fund invests cash in repurchase agreements secured by U.S.
   Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of of the collateral may be subject to legal proceedings. As of March 31, 2000, there were no repurchase agreements held by the Fund.

5. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. At March 31, 2000, the cost of securities for federal income tax purposes is the same as the amounts reported for financial reporting purposes.




Fees and Charges

C.	Public Financial Management, Inc. ("PFM"), an investment advisory firm, provides investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the Fund expiring
   November 21, 2000.   Fees for investment advisory services are calculated
   at an annual rate of .12% of the average daily net assets of the Fund up to $200 million, .10% on the next $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million. Fees for the administration services are calculated at an annual rate of .05% of average daily net assets. Fees for transfer services are limited to out-of-pocket expenses attributable to the performance of duties under the transfer agency agreement. There were no transfer agent fees charged for year ended March 31, 2000. PFM waived $135,000 and $130,000 of its fees under the advisory, administration, and transfer agency agreements so that the aggregate operating expenses of the Fund would not exceed .15% of the Fund's average net assets for the Fund's fiscal years ended March
   31, 2000 and 1999.  Fees paid to PFM, after such waivers represented
   .08% and .07% of average net assets for the fiscal years ended March 31, 2000 and 1999.

  	The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company
   Act of 1940, which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to a distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the years ended March 31, 2000 and 1999 total payments made to the Distributor under the Plan were $25,200 and $26,700, after waiving fees of $6,000 in each year.

   During the years ended March 31, 2000 and 1999, the Fund paid approximately $12,300 and $11,400 for legal services of a law firm of which the Secretary of the Fund is a Partner.

D.	Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS, its March 31,2000 investments have been classified for the information of the participants as Category 1 investments. Category
   1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent, but not in the Fund's name.






                                                									Commonwealth
                                              									Cash Reserve Fund

Investment Adviser

Public Financial Management, Inc.
Governor's Plaza North
2101 North Front Street
Building 3, Suite 200
Harrisburg, Pennsylvania 17110


Custodian

State Street Bank & Trust Company
301 North Church Street
Winston-Salem, NC 27101


Administrator and Transfer Agent

Public Financial Management, Inc.
Governor's Plaza North
2101 North Front Street
Building 3, Suite 200
Harrisburg, Pennsylvania 17110


Distributor

Commonwealth Financial Group, Inc.
38 Cohasset Lane
Cherry Hill, New Jersey 08003


Independent Auditors

Ernst & Young LLP
Two Commerce Square, Suite 4000
2001 Market Street
Philadelphia, Pennsylvania 19103


Co-Counsel

McGuire Woods Battle & Boothe LLP
One James Center
901 E. Cary Street
Richmond, Virginia 23219

Laura Anne Corsell, Esq.
7307 Elbow Lane
Philadelphia, Pennsylvania 19119



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.